                                                          Exhibit 99.2

                        PRO FORMA FINANCIAL INFORMATION
                                  (Unaudited)

The following unaudited consolidated pro forma financial information is based on and should be read in conjunction with the American Express Company's (the "Company") historical consolidated financial statements and related notes appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the unaudited consolidated financial statements filed in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2005.

The following unaudited consolidated pro forma financial information is presented because Ameriprise Financial, Inc. ("Ameriprise"), formerly known as American Express Financial Corporation and American Express Tax and Business Services, Inc. (TBS), have not previously been presented as discontinued operations in the Company's financial statements included with prior filings. As a result, the historical results have been adjusted on a pro forma basis to give effect to the spin-off of Ameriprise, as adjusted for retained operations of American Express International Deposit Company (AEIDC) and AMEX Assurance Company (AMEX Assurance), and certain dispositions (including TBS).

The unaudited pro forma consolidated statements of income for the six months ended June 30, 2005 and for the years ended December 31, 2004, 2003 and 2002 are prepared as though the foregoing dispositions occurred as of the beginning of the earliest period presented. The unaudited pro forma consolidated balance sheet as of June 30, 2005 is prepared as if the foregoing dispositions occurred as of June 30, 2005. Pro forma adjustments are described in the notes to the unaudited pro forma consolidated financial information.

The following unaudited pro forma consolidated financial information is presented for illustrative and informational purposes only and is not intended to represent or be indicative of the financial condition or results of operations which would actually have been recorded if the Ameriprise spin-off and certain dispositions (including TBS) had occurred during the periods presented. In addition, the unaudited pro forma consolidated financial information is not intended to represent the Company's financial position or results of operations for any future date or period.

The pro forma adjustments do not give effect to:

     - The anticipated sale to Ameriprise of certain assets and liabilities (as previously disclosed in a Form 10 filed by Ameriprise on August 19, 2005), primarily consumer loans and deposits of American Express Bank, FSB, a subsidiary of the Company, that will be consummated upon Ameriprise obtaining a federal savings bank charter, which is expected in 2006. It is expected that the assets and liabilities will be transferred at fair value at the time the sale is completed. As of June 30, 2005, deposit liabilities were $1.2 billion, and loan balances and cash were $0.7 billion and $0.5 billion, respectively. The pretax profits related to these assets and liabilities for 2004 and the first half of 2005 were $8 million and $4 million, respectively.

     - Estimated non-recurring separation costs of approximately $70 million pretax, approximately $50 million of which are expected to be incurred during 2005. Approximately $8 million of such costs were incurred during the six months ended June 30, 2005. The allocation of these costs between continuing and discontinued operations will be determined in the periods in which the costs are incurred.

                           AMERICAN EXPRESS COMPANY
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                     (millions, except per share amounts)

                                                                            Six Months Ended June 30, 2005
                                                     ----------------------------------------------------------------------------
                                                                                     Pro Forma
                                                     Historical, as Reported       Adjustments (a)               Pro Forma
                                                     -----------------------   -----------------------    -----------------------
Revenues:
     Discount revenue                                $                 5,613   $                     -    $                 5,613
     Net investment income                                             1,625                    (1,095)                       530
     Management and distribution fees                                  1,612                    (1,612)                         -
     Cardmember lending net finance charge
        revenue                                                        1,229                         -                      1,229
     Net card fees                                                     1,004                         -                      1,004
     Travel commissions and fees                                         924                         -                        924
     Other commissions and fees                                        1,188                         -                      1,188
     Insurance and annuity revenues                                      800                      (646)                       154
     Securitization income, net                                          612                         -                        612
     Other                                                               968                      (460)                       508
                                                     -----------------------   -----------------------    -----------------------
         Total                                                        15,575                    (3,813)                    11,762
                                                     -----------------------   -----------------------    -----------------------

Expenses:
     Human resources                                                   4,085                    (1,630)                     2,455
     Marketing, promotion, rewards, and
        cardmember services                                            2,829                       (61)                     2,768
     Provisions for losses and benefits:
         Annuities and investment certificates                           679                      (592)                        87
         Life insurance, international
           banking and other                                             579                      (464)                       115
         Charge card                                                     449                         -                        449
         Cardmember lending                                              570                         -                        570
     Professional services                                             1,245                      (214)                     1,031
     Occupancy and equipment                                             832                      (140)                       692
     Interest                                                            470                       (37)                       433
     Communications                                                      253                       (23)                       230
     Other                                                               890                      (167)                       723
                                                     -----------------------   -----------------------    -----------------------
         Total                                                        12,881                    (3,328)                     9,553
                                                     -----------------------   -----------------------    -----------------------

     Pretax income                                                     2,694                      (485)                     2,209
     Income tax provision                                                735                      (131)                       604
                                                     -----------------------   -----------------------    -----------------------
     Net income                                      $                 1,959   $                  (354)   $                 1,605
                                                     =======================   =======================    =======================

     Earnings per common share:
         Basic                                       $                  1.59                              $                  1.30
                                                     =======================                              =======================
         Diluted                                     $                  1.56                              $                  1.27
                                                     =======================                              =======================

     Average common shares outstanding for
            earnings per common share:
         Basic                                                         1,235                                                1,235
                                                     =======================                              =======================
         Diluted                                                       1,259                                                1,259
                                                     =======================                              =======================

      See Notes to Unaudited Pro Forma Consolidated Financial Statements.

                           AMERICAN EXPRESS COMPANY
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                     (millions, except per share amounts)

                                                                             Year Ended December 31, 2004
                                                     ----------------------------------------------------------------------------
                                                                                     Pro Forma
                                                     Historical, as Reported       Adjustments (a)               Pro Forma
                                                     -----------------------   -----------------------    -----------------------
Revenues:
      Discount revenue                               $                10,249   $                     -    $                10,249
      Net investment income                                            3,118                    (2,121)                       997
      Management and distribution fees                                 3,023                    (3,023)                         -
      Cardmember lending net finance charge
        revenue                                                        2,224                         -                      2,224
      Net card fees                                                    1,909                         -                      1,909
      Travel commissions and fees                                      1,795                         -                      1,795
      Other commissions and fees                                       2,284                         -                      2,284
      Insurance and annuity revenues                                   1,525                    (1,222)                       303
      Securitization income, net                                       1,132                         -                      1,132
      Other                                                            1,856                      (785)                     1,071
                                                     -----------------------   -----------------------    -----------------------
          Total                                                       29,115                    (7,151)                    21,964
                                                     -----------------------   -----------------------    -----------------------

Expenses:
      Human resources                                                  7,359                    (2,821)                     4,538
      Marketing, promotion, rewards, and
         cardmember services                                           5,083                      (118)                     4,965
      Provisions for losses and benefits:
          Annuities and investment certificates                        1,261                    (1,177)                        84
          Life insurance, international
            banking and other                                          1,094                      (877)                       217
          Charge card                                                    833                         -                        833
          Cardmember lending                                           1,130                         -                      1,130
      Professional services                                            2,507                      (366)                     2,141
      Occupancy and equipment                                          1,641                      (288)                     1,353
      Interest                                                           867                       (53)                       814
      Communications                                                     519                       (45)                       474
      Other                                                            1,870                      (286)                     1,584
                                                     -----------------------   -----------------------    -----------------------
          Total                                                       24,164                    (6,031)                    18,133
                                                     -----------------------   -----------------------    -----------------------
Pretax income before accounting change                                 4,951                    (1,120)                     3,831
Income tax provision                                                   1,435                      (290)                     1,145
                                                     -----------------------   -----------------------    -----------------------
Income before accounting change                      $                 3,516   $                  (830)   $                 2,686
                                                     =======================   =======================    =======================

Earnings per common share (before accounting
      change):
        Basic                                        $                  2.79                              $                  2.13
                                                     =======================                              =======================
        Diluted                                      $                  2.74                              $                  2.09
                                                     =======================                              =======================

Average common shares outstanding for earnings per
      common share:
          Basic                                                        1,259                                                1,259
                                                     =======================                              =======================
          Diluted                                                      1,285                                                1,285
                                                     =======================                              =======================

      See Notes to Unaudited Pro Forma Consolidated Financial Statements.

                           AMERICAN EXPRESS COMPANY
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                     (millions, except per share amounts)

                                                                         Year Ended December 31, 2003
                                                     ----------------------------------------------------------------------------
                                                                                     Pro Forma
                                                     Historical, as Reported       Adjustments (a)               Pro Forma
                                                     -----------------------   -----------------------    -----------------------
Revenues:
      Discount revenue                               $                 8,781   $                     -    $                 8,781
      Net investment income                                            3,063                    (2,056)                     1,007
      Management and distribution fees                                 2,420                    (2,420)                         -
      Cardmember lending net finance charge
         revenue                                                       2,042                         -                      2,042
      Net card fees                                                    1,835                         -                      1,835
      Travel commissions and fees                                      1,507                         -                      1,507
      Other commissions and fees                                       1,960                         -                      1,960
      Insurance and annuity revenues                                   1,366                    (1,101)                       265
      Securitization income, net                                       1,105                         -                      1,105
      Other                                                            1,757                      (710)                     1,047
                                                     -----------------------   -----------------------    -----------------------
          Total                                                       25,836                    (6,287)                    19,549
                                                     -----------------------   -----------------------    -----------------------

Expenses:
      Human resources                                                  6,303                    (2,386)                     3,917
      Marketing, promotion, rewards, and
         cardmember services                                           3,901                       (81)                     3,820
      Provisions for losses and benefits:
          Annuities and investment certificates                        1,306                    (1,259)                        47
          Life insurance, international
            banking and other                                          1,052                      (816)                       236
          Charge card                                                    853                         -                        853
          Cardmember lending                                           1,218                         -                      1,218
      Professional services                                            2,248                      (276)                     1,972
      Occupancy and equipment                                          1,529                      (271)                     1,258
      Interest                                                           905                       (45)                       860
      Communications                                                     517                       (55)                       462
      Other                                                            1,757                      (266)                     1,491
                                                     -----------------------   -----------------------    -----------------------
          Total                                                       21,589                    (5,455)                    16,134
                                                     -----------------------   -----------------------    -----------------------
Pretax income before accounting change                                 4,247                      (832)                     3,415
Income tax provision                                                   1,247                      (167)                     1,080
                                                     -----------------------   -----------------------    -----------------------
Income before accounting change                      $                 3,000   $                  (665)   $                 2,335
                                                     =======================   =======================    =======================

Earnings per common share (before accounting
  change):
         Basic                                       $                  2.34                              $                  1.82
                                                     =======================                              =======================
         Diluted                                     $                  2.31                              $                  1.80
                                                     =======================                              =======================

Average common shares outstanding for earnings
  per common share:
         Basic                                                         1,284                                                1,284
                                                     =======================                              =======================
         Diluted                                                       1,298                                                1,298
                                                     =======================                              =======================

      See Notes to Unaudited Pro Forma Consolidated Financial Statements.

                           AMERICAN EXPRESS COMPANY
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                     (millions, except per share amounts)

                                                                         Year Ended December 31, 2002
                                                     ----------------------------------------------------------------------------
                                                                                     Pro Forma
                                                     Historical, as Reported       Adjustments (a)               Pro Forma
                                                     -----------------------   -----------------------    -----------------------
Revenues:
      Discount revenue                               $                 7,931   $                     -    $                 7,931
      Net investment income                                            2,991                    (1,803)                     1,188
      Management and distribution fees                                 2,285                    (2,285)                         -
      Cardmember lending net finance charge
         revenue                                                       1,828                         -                      1,828
      Net card fees                                                    1,726                         -                      1,726
      Travel commissions and fees                                      1,408                         -                      1,408
      Other commissions and fees                                       1,867                         -                      1,867
      Insurance and annuity revenues                                   1,218                      (979)                       239
      Securitization income, net                                       1,049                         -                      1,049
      Other                                                            1,504                      (661)                       843
                                                     -----------------------   -----------------------    -----------------------
          Total                                                       23,807                    (5,728)                    18,079
                                                     -----------------------   -----------------------    -----------------------

Expenses:
      Human Resources                                                  5,725                    (2,212)                     3,513
      Marketing, promotion, rewards, and
         cardmember services                                           3,119                       (79)                     3,040
      Provisions for losses and benefits:
          Annuities and investment certificates                        1,217                    (1,117)                       100
          Life insurance, international
            banking and other                                          1,040                      (749)                       291
          Charge card                                                    960                         -                        960
          Cardmember lending                                           1,369                         -                      1,369
      Professional services                                            2,021                      (266)                     1,755
      Occupancy and equipment                                          1,458                      (296)                     1,162
      Interest                                                         1,082                       (32)                     1,050
      Communications                                                     514                       (65)                       449
      Other                                                            1,575                      (206)                     1,369
                                                     -----------------------   -----------------------    -----------------------
          Total                                                       20,080                    (5,022)                    15,058
                                                     -----------------------   -----------------------    -----------------------
Pretax income                                                          3,727                      (706)                     3,021
Income tax provision                                                   1,056                      (177)                       879
                                                     -----------------------   -----------------------    -----------------------

Net income                                           $                 2,671   $                  (529)   $                 2,142
                                                     =======================   =======================    =======================

Earnings per common share:
      Basic                                          $                  2.02                              $                  1.62
                                                     =======================                              =======================
      Diluted                                        $                  2.01                              $                  1.61
                                                     =======================                              =======================

Average common shares outstanding for earnings
  per common share:
      Basic                                                            1,320                                                1,320
                                                     =======================                              =======================
      Diluted                                                          1,330                                                1,330
                                                     =======================                              =======================

      See Notes to Unaudited Pro Forma Consolidated Financial Statements.

                           AMERICAN EXPRESS COMPANY
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                       (millions, except share amounts)

                                                                                As of June 30, 2005
                                                     --------------------------------------------------------------------------
                                                                                   Pro Forma
                                                     Historical, as Reported      Adjustments                   Pro Forma
                                                     -----------------------   -----------------          ---------------------
ASSETS
Cash and cash equivalents                            $                 9,280   $          (3,085)(a)(b)   $               6,385
                                                                                             190 (c)
Accounts receivable and accrued interest
      Cardmember receivables, less reserves:
          historical, $848; pro forma, $848                           30,699                   -                         30,699
      Other receivables, less reserves:
          historical, $84; pro forma, $48                              4,431              (2,601)(a)                      1,830
Investments                                                           61,411             (39,112)(a)                     22,299
      Loans:
      Cardmember lending less reserves:
          historical, $888; pro forma, $888                           27,213                   -                         27,213
      International banking, less reserves:
          historical, $77; pro forma, $77                              6,922                   -                          6,922
      Other, less reserves: historical, $27;
          pro forma, $27                                               2,572                (605)(a)                      1,967
Separate account assets                                               37,433             (37,433)(a)                          -
Deferred acquisition costs                                             4,066              (3,915)(a)                        151
Land, building and equipment - at cost, less
  accumulated depreciation:  historical, $3,436;
          pro forma, $2,770                                            2,965                (689)(a)                      2,276
Other assets                                                           8,747              (2,136)(a)                      6,611
                                                     -----------------------   -----------------          ---------------------
       Total assets                                  $               195,739   $         (89,386)         $             106,353
                                                     =======================   =================          =====================
LIABILITIES AND SHAREHOLDERS' EQUITY
Customers' deposits                                  $                23,510   $          (1,144)(a)      $              22,366
Travelers Cheques outstanding                                          7,417                   -                          7,417
Accounts payable                                                      10,106              (1,225)(a)                      8,881
Insurance and annuity reserves:
      Fixed annuities and variable annuity
          guarantees                                                  26,729             (26,729)(a)                          -
      Life and health policies                                         6,094              (6,094)(a)                          -
Investment certificate reserves                                       12,174              (6,427)(a)                      5,747
Short-term debt                                                       13,369              (1,088)(a)                     12,281
Long-term debt                                                        29,901                (888)(a)                     29,013
Separate account liabilities                                          37,433             (37,433)(a)                          -
Other liabilities                                                     11,842                (483)(a)(e)                  11,359
                                                     -----------------------   -----------------          ---------------------
      Total liabilities                                              178,575             (81,511)                        97,064
                                                     -----------------------   -----------------          ---------------------
Shareholders' equity:
      Common shares, $.20 par value,
        authorized 3.6 billion shares; issued
        and outstanding 1,240 million shares                             248                   -                            248
      Additional paid-in-capital                                       7,915                   -                          7,915
      Retained earnings                                                8,697              (7,629)(a)(b)(e)                1,129
                                                                                              61 (d)
      Accumulated other comprehensive income
          (loss), net of tax:
        Net unrealized securities gains                                  711                (369)(a)                        342
        Net unrealized derivatives gains
          (losses)                                                        (7)                 40 (a)                         33
        Foreign currency translation
          adjustments                                                   (384)                 21 (a)                       (363)
        Minimum pension liability                                        (16)                  1 (a)                        (15)
                                                     -----------------------   -----------------          ---------------------
      Total accumulated other comprehensive
          income (loss)                                                  304                (307)                            (3)
                                                     -----------------------   -----------------          ---------------------
        Total shareholders' equity                                    17,164              (7,875)                         9,289
                                                     -----------------------   -----------------          ---------------------
      Total liabilities and shareholders'
          equity                                     $               195,739   $         (89,386)         $             106,353
                                                     =======================   =================          =====================

      See Notes to Unaudited Pro Forma Consolidated Financial Statements.

                           AMERICAN EXPRESS COMPANY
             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)

Pro forma adjustments:

     a. Reflects the elimination of the financial results, assets, liabilities and accumulated other comprehensive income amounts associated with Ameriprise, as adjusted for retained operations of AEIDC and AMEX Assurance, and certain dispositions (including TBS), which are included in the historical consolidated financial statements of the Company. Certain dispositions (including TBS) included in the pro forma adjustments are $330 million of total assets from discontinued operations as of June 30, 2005. Revenues and net income from certain dispositions (including TBS) were as follows:

                                         Six Months      Year Ended    Year Ended      Year Ended
                                           Ended        December 31,  December 31,    December 31,
                   (millions)          June 30, 2005       2004          2003            2002
                                      -------------------------------------------------------------
                   Revenue                $ 230            $ 395        $ 380           $ 370

                   Net income (loss)      $  11            $ (13)       $ (23)          $ (31)

     b. Reflects a capital contribution of $1.1 billion from the Company to Ameriprise, repayment of $1.3 billion of loans owed to the Company by Ameriprise, and a $52 million dividend payment from Ameriprise to the Company.

     c. Reflects cash proceeds of approximately $190 million from the sale of TBS on September 30, 2005.

     d. Reflects the estimated after-tax net gain from certain dispositions (including TBS) of approximately $61 million. The actual net gain to be reported in discontinued operations in the Company's income statement for the period ended September 30, 2005 is subject to change pending final determination of the net assets of certain dispositions (including TBS), transaction costs and other adjustments.

     e. Reflects the recognition of a $110 million estimated liability related to the contemplated purchase of AMEX Assurance, which will occur no more than two years after the spin-off of Ameriprise, by the Company from Ameriprise for a fixed price equal to the net book value of AMEX Assurance as of September 30, 2005.